Execution Version 1 US-DOCS\131426559.5 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of April 22, 2022 is entered into by and among Bird US Opco, LLC (the “Borrower”), Bird US Holdco, LLC (the “Holdco Guarantor”), MidCap Financial Trust, in its capacity as Administrative Agent (the “Administrative Agent”) and each of the lenders party hereto (the “Lenders”). W I T N E S S E T H WHEREAS, the parties hereto have previously entered into that certain Loan and Security Agreement dated as of April 27, 2021 (as amended by the First Amendment to Loan and Security Agreement dated as of June 10, 2021, the Amendment No. 2 to Loan and Security Agreement dated as of October 12, 2021, and the Amendment No. 3 to Loan and Security Agreement dated as of April 8, 2022, the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, restated, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain Credit Extensions to the Borrower; WHEREAS, the parties hereto have agreed to make certain changes to the Existing Credit Agreement in accordance with Section 14.01(a) of the Existing Credit Agreement on and subject to the terms and conditions set forth herein; and NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Existing Credit Agreement. 2. Amendment. (a) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Excess EMEA Concentration Scooter” in its entirety as follows: ““Excess EMEA Concentration Scooter” means each EMEA Scooter located in any country of the European Union, Israel or the United Kingdom in which more than 20% of the aggregate number of Scooters and EMEA Scooters are located.” (b) Section 6.02(h) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “(h) the Lenders shall have received and approved, at least three (3) Business Days prior to the date of any Credit Extension, any updates to Schedule VI hereto or received confirmation from the Borrower that no updates to Schedule VI hereto are required; provided, that solely for the purpose

2 US-DOCS\131426559.5 of a Credit Extension on or around April 26th, 2022, the Lenders shall have received and approved, at least one (1) Business Day prior to such Credit Extension, an updated Schedule VI.” (c) Section 7.01(m) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “(m) Accuracy of Information. All written information (including Payment Date Certificates, Loan Requests, certificates, reports, statements, and other documents) (other than the Projections, forward looking information and information of a general economic nature or general industry nature) furnished to the Administrative Agent or any Lender by or on behalf of a Bird Transaction Party pursuant to any provision of this Agreement or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under this Agreement or any other Transaction Document, is at the time the same are so furnished (or as of any earlier date or later date (in the case of any certifications in any Loan Request to be made on the date the related Credit Extension is made) specified therein), when taken as a whole, true and correct in all material respects on the date the same are furnished to the Administrative Agent or such Lender (or, in the case of any certifications in any Loan Request to be made on the date the related Credit Extension is made, on the date such Credit Extension is made), and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which such statements are made; provided, that with respect to any Loan Request furnished solely for the purpose of a Credit Extension on or around April 26th, 2022, the written information set forth in such Loan Request shall not be subject to the requirements of this Section 7.01(m) at the time furnished (but shall be subject to the requirements of this Section 7.01(m) as of the date of the Credit Extension set forth therein). The Projections and other forward looking information and information of a general economic nature prepared by or on behalf of the Bird Transaction Parties or any of their respective representatives and that have been made available to the Administrative Agent or any Lender in connection with the Transaction Documents have been prepared in good faith based upon assumptions believed by such Bird Transaction Party to be reasonable (it being understood that such Projections are as to future events and are not to be viewed as facts, such Projections are subject to significant uncertainties and contingencies and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results, and that no assurance can be given that the projected results will be realized) as of the date such Projections and information were furnished to the Administrative Agent or such Lender.” (c) Schedule VI to the Existing Credit Agreement is hereby amended and restated by deleting such schedule in its entirety and replacing such schedule with the schedule set forth on Exhibit A hereto.

3 US-DOCS\131426559.5 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to (a) the Administrative Agent having received counterparts of this Amendment executed by the Lenders, the Borrower, and the Guarantor; and (b) on the date of this Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing. 4. No Other Changes. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Existing Credit Agreement or any other Transaction Document. 5. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. 6. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflicts of law provisions thereof). [Signatures Follow on Next Page]

[Signature Page to Fourth Amendment] MIDCAP FINANCIAL TRUST , as Administrative Agent By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: ____________________________________ Name: Title: MIDCAP FINANCIAL TRUST , as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: ____________________________________ Name: Title:

[Signature Page to Fourth Amendment] MIDCAP FUNDING V TRUST, as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: _________________________________ Name: Title: MIDCAP FUNDING H TRUST, as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: _________________________________ Name: Title:

[Signature Page to Fourth Amendment] MIDCAP FUNDING XLIX TRUST, as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: _________________________________ Name: Title: MIDCAP FUNDING XLVI TRUST, as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: _________________________________ Name: Title:

[Signature Page to Fourth Amendment] APOLLO INVESTMENT CORPORATION, as a Lender By: Apollo Investment Management, L.P., its Investment Adviser By: ACC Management, LLC, its General Partner By: Name: Joseph D. Glatt Title: Vice President